Petroleum and Natural Gas Sales	12 Months Ended
Dec. 31, 2018
Disclosure of revenue from contracts with customers [Abstract]
Petroleum and Natural Gas Sales
PETROLEUM AND NATURAL GAS SALES

Petroleum and natural gas sales primarily consists of revenues earned from the sale of produced oil and natural gas volumes pursuant to fixed or variable price contracts, including the physical delivery contracts for fixed volumes outlined in note 19. The activities that generate petroleum and natural gas sales for the Canadian and U.S. operating segments are described below.

Canada Segment

Petroleum and natural gas sales for Baytex's Canadian operating segment primarily consists of revenues generated from the Company's interest in operated oil and natural gas properties and production taken in-kind from its interest in non-operated oil and natural gas properties.

Under its contracts with customers, Baytex is required to deliver volumes of heavy oil, light oil and condensate, natural gas liquids and natural gas to agreed upon locations where control over the delivered volumes is transferred to the customer. Revenue is recognized when control of each unit of product is transferred to the customer with revenues due on the 25th day of the month following delivery.

Baytex's customers are primarily oil and natural gas marketers and partners in joint operations in the oil and natural gas industry. Concentration of credit risk is mitigated by marketing production to several oil and natural gas marketers under customary industry and payment terms. Baytex reviews the credit worthiness and, when prudent, obtains certain financial assurances from customers prior to entering sales contracts. The financial strength of the Company's customers is reviewed on a routine basis.

U.S. Segment

Petroleum and natural gas sales for Baytex's U.S. operating segment primarily consist of revenues generated from the Company's interest in non-operated oil and natural gas properties where the Company has not elected its right to take its production in-kind. The operator of the oil and natural gas properties that comprise the U.S. operating segment enters contracts with customers, conducts the activities required to transfer control of light oil and condensate, natural gas liquids and natural gas volumes to the customer, and collects and remits payments from the customer to Baytex.

The Company's petroleum and natural gas sales from contracts with customers for each reportable segment is set forth in the following table.

	Year Ended December 31
	2018			2017
	Canada	U.S.	Total	Canada	U.S.	Total
Light oil and condensate	$169,335	$637,055	$806,390	$23,876	$471,997	$495,873
Heavy oil	411,794	—	411,794	414,902	—	414,902
NGL	14,531	97,008	111,539	10,664	76,234	86,898
Natural gas	23,555	75,592	99,147	29,130	73,064	102,194
Total petroleum and natural gas sales	$619,215	$809,655	$1,428,870	$478,572	$621,295	$1,099,867

Included in accounts receivable at December 31, 2018 is $77.4 million (December 31, 2017 - $91.6 million) of accrued petroleum and natural gas sales related to deliveries for periods ended prior to the reporting date.